CareView Communications, Inc. 8-K

Exhibit 10.43

NINTH AMENDMENT TO
NOTE AND WARRANT PURCHASE AGREEMENT

This NINTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of July 10, 2018 (this “Amendment”), is made by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), the HealthCor Parties (as defined below), and the other holders of Notes identified on the signature pages hereto (collectively with the HealthCor Parties, and together with their respective successors and permitted assigns, the “Investors”).

WITNESSETH:

WHEREAS, the Company, HealthCor Partners Fund, L.P. (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund, L.P. (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”) and certain additional investors that purchased additional Notes and additional Warrants on February 17, 2015 (the “2015 Investors”) and on February 23, 2018 (the “2018 Investors”) are parties to that certain Note and Warrant Purchase Agreement, dated as of April 21, 2011 (as amended from time to time, including without limitation pursuant to that certain Note and Warrant Amendment Agreement dated December 30, 2011, that certain Second Amendment to Note and Warrant Purchase Agreement dated January 31, 2012, that certain Third Amendment to Note and Warrant Purchase Agreement dated August 20, 2013, that certain Fourth Amendment to Note and Warrant Purchase Agreement dated January 16, 2014, that certain Fifth Amendment to Note and Warrant Purchase Agreement dated December 15, 2014, that certain Sixth Amendment to Note and Warrant Purchase Agreement dated March 31, 2015, that certain Seventh Amendment to Note and Warrant Purchase Agreement dated June 26, 2015, and that certain Eighth Amendment to Note and Warrant Purchase Agreement dated February 23, 2018, the “Purchase Agreement”);

WHEREAS, as contemplated by the Purchase Agreement, the Company issued and sold (a) $20,000,000 initial principal amount of Notes (the “2011 Notes”) and Warrants to purchase 11,782,859 shares of Common Stock (the “2011 Warrants”) to the HealthCor Parties on April 21, 2011, (b) $5,000,000 initial principal amount of Supplemental Closing Notes (the “2012 Notes”) to the HealthCor Parties on January 31, 2012, (c) $5,000,000 initial principal amount of 2014 Supplemental Closing Notes and 2014 Supplemental Warrants to purchase 4,000,000 shares of Common Stock to the HealthCor Parties on January 16, 2014, (d) $6,000,000 initial principal amount of Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants to purchase 3,692,308 shares of Common Stock to HealthCor Partners and the 2015 Investors on February 17, 2015 and (e) $2,050,000 initial principal amount of Eighth Amendment Supplemental Notes and Eighth Amendment Supplemental Warrants to purchase 512,500 shares of Common Stock to the 2018 Investors on February 23, 2018; and

WHEREAS, pursuant to Section 7.9 of the Purchase Agreement and subject to the terms and conditions contained herein, the parties hereto desire to amend the Purchase Agreement and the Notes and certain ancillary documents as set forth herein for the purposes of, among other things, (a) removing the conversion rights of the 2011 Notes and the 2012 Notes, suspending the accrual of interest thereon for periods after June 30, 2018, and providing for the potential earlier repayment thereof subject to certain conditions, including the Company’s senior debt being repaid in full, being first met; (b) cancelling the Warrants issued to the HealthCor Parties on April 21, 2011; (c) providing for the seniority of the 2011 Notes and the 2012 Notes in right of payment over subsequently issued additional Notes, on the terms outlined in this Amendment; (d) amending the terms of the 2014 Supplemental Closing Notes, the Fifth Amendment Supplemental Closing Notes and the Eighth Amendment Supplemental Closing Notes to reflect the seniority in payment of the 2011 Notes and 2012 Notes; and (e) reducing the number of shares of Common Stock that the Company must at all times have authorized and reserved for the purpose of issuance upon conversion of the Notes and exercise of the Warrants, from at least 120% of the aggregate number of shares of Common Stock then issuable upon full conversion of the Notes and exercise of the Warrants to at least 100% of such aggregate number of shares.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants contained herein and in the Purchase Agreement, which represent integral components of the transactions contemplated hereby and thereby and shall be fully enforceable by the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors mutually agree as follows:

1.

Definitions. Capitalized terms used in this Amendment but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

2.

Amendment to Purchase Agreement. Section 5.8 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, not less than 100% of the number of shares of Common Stock issuable upon full conversion of the Notes and exercise of the Warrants (the “Required Reserve Amount”). If at any time while any Note and/or Warrant remains outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy-five (75) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.”

3.

Payment Subordination.

(a)

Definitions. As used in this section, the following terms shall have the following meanings:

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Disposition” means any sale, lease, exchange, transfer or other disposition of any Collateral.

“Grantor” has the meaning set forth in the Security Agreement.

“Insolvency or Liquidation Proceeding” means:

(i)

any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to the Borrower, Holdings or any Grantor;

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(ii)

any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, with respect to the Borrower, Holdings or any Grantor or with respect to a material portion of its assets;

(iii)

any liquidation, dissolution, reorganization or winding up of the Borrower, Holdings or any Grantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(iv)

any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower, Holdings or any Grantor.

(b)

Each Investor covenants and agrees, notwithstanding anything to the contrary contained in the Purchase Agreement or any of the Notes, that the payment of any and all principal, interest and other obligations under the Notes issued subsequent to the 2011 Notes and 2012 Notes (collectively, the “Subsequent Tranche Notes”) shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the payment in full in cash of all principal, interest and other obligations under the 2011 Notes and 2012 Notes (collectively, the “First Tranche Notes”). Until the date all principal, interest and other obligations in respect of the First Tranche Notes have been paid in full in cash, except as set forth in Section 3(c), no Investor holding Subsequent Tranche Notes shall accept any distribution, whether in cash, securities or other property, on account of any obligations under the Subsequent Tranche Notes. For the avoidance of doubt, the “Subsequent Tranche Notes” include each of the 2014 Supplemental Closing Notes, the Fifth Amendment Supplemental Closing Notes, the Eighth Amendment Supplemental Closing Notes, and any additional Notes issued under the Purchase Agreement, as it may be amended from time to time, after the date of this Amendment.

(c)

Notwithstanding Section 3(b) of this Amendment, the Investors holding Subsequent Tranche Notes may receive and retain the following distributions in respect of the Subsequent Tranche Notes: (i) payment of interest in kind that is capitalized and added to the outstanding principal amount of the Subsequent Tranche Notes in accordance with the terms thereof as in effect as of the date hereof and (ii) the conversion of the Subsequent Tranche Notes into equity securities of the Company.

(d)

Until the payment in full in cash of any and all principal, interest and other obligations under the First Tranche Notes, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any payment received by any Investor in respect of the Subsequent Tranche Notes in contravention of this Amendment shall be segregated and held in trust and forthwith paid over to HealthCor Partners as the collateral agent, for the benefit of the Investors holding First Tranche Notes in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. HealthCor Partners, as the collateral agent, is hereby authorized to make any such endorsements as agent for any Investors. This authorization is coupled with an interest and is irrevocable until the payment in full in cash of any and all principal, interest and other obligations under the First Tranche Notes.

4.

Exercise of Remedies.

(a)

Until all principal, interest and other obligations under the First Tranche Notes have been paid in full in cash:

(i)

(1) except for non-cash payments permitted by Section 3(c) of this Amendment, the Investors holding Subsequent Tranche Notes will not take from or for the account of the Company or any other Grantor, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Company or any other Grantor with respect to the obligations under the Subsequent Tranche Notes; (2) will not sue for payment of, or initiate or participate with others in any suit, action or proceeding against the Company or any other Grantor to (x) enforce payment of or collect the whole or any part of the obligations under the Subsequent Tranche Notes (which shall include, for the avoidance of doubt, any demand or collection of payment at maturity), or (y) commence judicial enforcement of any of the rights and remedies under the Transaction Documents or applicable law with respect to the obligations under the Subsequent Tranche Notes; and (3) will not exercise any put option or cause the Company or any other Grantor to honor any redemption or mandatory prepayment obligation under any Transaction Document with respect to the obligations under the Subsequent Tranche Notes;

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(ii)

will not exercise or seek to exercise any remedies with respect to any Lien on any Collateral (as defined in the Security Agreement) to secure the performance of the obligations under the Subsequent Tranche Notes or institute any action or proceeding with respect to such remedies (including any action of foreclosure);

(iii)

will not contest, protest, object to, or take any action to hinder or delay (including taking action to commence an involuntary Insolvency or Liquidation Proceeding) any foreclosure proceeding or action brought by the Investors holding First Tranche Notes or any other exercise by Investors holding First Tranche Notes of any rights and remedies relating to the Collateral securing the obligations under the First Tranche Notes; and

(iv)

will not object to the forbearance by the Investors holding First Tranche Notes from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral;

provided, that, in the case of clause (iii) above, the security interests granted to secure the obligations under the Subsequent Tranche Notes shall attach to any remaining proceeds resulting from actions taken by the holders of the First Tranche Notes in accordance with this Amendment after application of such proceeds to pay in full in cash any and all principal, interest and other obligations under the First Tranche Notes.

(b)

Until the payment in full in cash of all principal, interest and other obligations under the First Tranche Notes has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any Grantor, the Investors holding First Tranche Notes shall have the right to enforce rights, exercise remedies (including set off and the right to credit bid their debt) and make determinations regarding the release, Disposition, or restrictions with respect to the Collateral without any consultation with or the consent of any holder of Subsequent Tranche Notes; provided, that the Lien securing the obligations under the Subsequent Tranche Notes shall remain on the remaining proceeds of such Collateral released or disposed of subject to the relative priorities described in Section 3 after application of such proceeds to the extent necessary to effect the payment in full in cash of all principal, interest and other obligations under the First Tranche Notes. In exercising rights and remedies with respect to the Collateral, the Holders of First Tranche Notes may enforce the provisions of the Transaction Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of any agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured creditor under the UCC (as defined in the Security Agreement) and of a secured creditor under the Debtor Relief Laws of any applicable jurisdiction. In furtherance of the foregoing, and for avoidance of doubt, until the payment in full in cash of all principal, interest and other obligations under the First Tranche Notes has occurred, the term “Required Secured Parties” set forth in the Security Agreement shall be deemed to mean the holders of more than 50% of the aggregate outstanding principal balance of the First Tranche Notes.

5.

Hospital Disposition. In connection with any Hospital Disposition, as such term is defined in the PDL Subordination Agreement, the Company agrees to use the net proceeds thereof, after payment of transaction expenses, first, to repay the Company’s obligations under the PDL Credit Agreement until such obligations are paid in full; and second, to apply the remaining net proceeds (less up to $5,000,000 which the Company may retain for working capital purposes) to repayment of the outstanding Principal and Interest on the Notes, until such amounts are repaid in full. If the proceeds of any such Hospital Disposition are insufficient to repay the Company’s obligations under the PDL Credit Agreement in full, the Company undertakes to the HealthCor Parties that it will use its commercially reasonable efforts to repay any remaining obligations under the PDL Credit Agreement as soon as practicable, including without limitation with cash from operations.

6.

Cancellation of 2011 Warrants. The Company and the HealthCor Parties hereby agree that the 2011 Warrants, issued to the HealthCor Parties and dated April 21, 2011, representing the right to purchase an aggregate of 11,782,859 shares of Common Stock, are hereby cancelled and shall be of no further force and effect.

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7.

Conditions Precedent. The transactions contemplated by this Amendment shall be conditioned upon the satisfaction of the following conditions:

(a)

The execution and delivery by the Company and the HealthCor Parties of Allonge No. 2 to the 2011 Notes and Allonge No. 2 to the 2012 Notes, in the forms attached as Exhibits 7(a)(1) and 7(a)(2) hereto, respectively;

(b)

The execution and delivery by the Company and each holder of the 2014 Supplemental Closing Notes of Allonge No. 2 to the 2014 Supplemental Closing Notes, in the form attached as Exhibit 7(b) hereto;

(c)

The execution and delivery by the Company and each holder of the Fifth Amendment Supplemental Closing Notes of Allonge No. 2 to the Fifth Amendment Supplemental Closing Notes, in the form attached as Exhibit 7(c) hereto;

(d)

The execution and delivery by the Company and each holder of the Eighth Amendment Supplemental Closing Notes of Allonge No. 1 to the Eighth Amendment Supplemental Closing Notes, in the form attached as Exhibit 7(d) hereto; and

(e)

The execution and delivery by the Company, CareView Texas, PDL and the Investors of the Second Amendment to Subordination and Intercreditor Agreement, in the form attached as Exhibit 7(e) hereto.

8.

Acknowledgement and Undertaking by Company. The Company agrees and acknowledges that the transactions described in this Amendment, including without limitation the cancellation of the 2011 Warrants, are intended to be exempt from Section 16(b) of the Exchange Act to the maximum extent permitted by law including pursuant to Rule 16b-3 under the Exchange Act and the Commission’s releases and interpretations, and will, or will cause its successors and assigns to, from time to time as and when requested by the Investors, execute and deliver, or cause to be executed and delivered, to the extent it may lawfully do so, all such documents and instruments and take, or cause to be taken, to the extent it may lawfully do so, all such further actions as the Investors may reasonably deem necessary and desirable to facilitate and effect any such exemption.

9.

No Further Amendments. Except as amended by this Amendment, the Purchase Agreement shall remain in full force and effect in accordance with its terms.

10.

Miscellaneous.

(a)

Ratification and Confirmation. The Company acknowledges, agrees and confirms that: (x) the Purchase Agreement and each of the other Transaction Documents, as amended and otherwise modified by the amendments and other modifications specifically provided herein or contemplated hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and (y) without limiting the generality of the foregoing clause (x), all obligations, liabilities and Indebtedness of the Company under the Transaction Documents, as amended hereby, constitute “Obligations” (as defined in the Security Agreement) secured by and entitled to the benefits of the security set forth in the Security Agreement and the IP Security Agreement, and the liens and security interests granted in favor of the Investors under the terms of the Security Agreement and the IP Security Agreement are and remain perfected, effective, enforceable and valid and such liens and security interests are, in each case, a first priority lien and security interest (except to the extent otherwise expressly permitted by the Transaction Documents) and such liens and security interests are hereby in all respects ratified and confirmed.

(b)

Expenses. The Company will pay and bear full responsibility for the reasonable legal fees and other out-of-pocket costs and expenses of the Investors attributable to the negotiation and consummation of the transactions contemplated hereby.

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(c)

Further Assurances. The Company shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the Investors to carry out the provisions and purposes of this Amendment.

(d)

Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto, the execution and delivery of this Amendment and the closing of the transactions contemplated hereby.

(e)

Governing Law. All questions concerning the construction, interpretation and validity of this Amendment shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Amendment, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(f)

Construction. The Company and the Investors acknowledge that the Company and its independent counsel and the Investors and their independent counsel have jointly reviewed and drafted this document, and agree that any rule of construction and interpretation to the effect that drafting ambiguities are to be resolved against the drafting party shall not be employed.

(g)

Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Amendment delivered by facsimile or other electronic transmission shall be acceptable and binding.

(h)

Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Ninth Amendment to Note and Warrant Purchase Agreement as of the date first written above.

COMPANY:

CareView Communications, Inc., a Nevada corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name:	Jeffrey C. Lightcap
Title:	Senior Managing Director

Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Joseph P. Healey
Name:	Joseph P. Healey
Title:	Trustee

Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

INVESTORS:

/s/ Allen Wheeler
Allen Wheeler

/s/ Steven Johnson
Steven Johnson

/s/ Dr. James R. Higgins
Dr. James R. Higgins

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

INVESTORS:

Raymond James & Assoc. Inc., not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Sandra K. McRee. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Sandra K. McRee, not Raymond James & Assoc. Inc.

By:	/s/ Marguerite Shoro
Name:	Marguerite Shoro
Title:	Authorized Signer/Custodian

/s/ Sandra K. McRee
Sandra K. McRee

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

INVESTORS:

/s/ Stephen Berkley
Stephen Berkley

/s/ Alexandra Berkley
Alexandra Berkley

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Deborah L. Epstein
Deborah L. Epstein

/s/ Jason Peter Epstein
Jason Peter Epstein

/s/ Gregory Harris Epstein
Gregory Harris Epstein

/s/ David Epstein
David Epstein

/s/ Juliann Martin
Juliann Martin

/s/ Jason Thompson
Jason Thompson

Thompson Family Investments, LLC

By:	/s/ Jason Thompson
Name:	Jason Thompson
Title:	Manager

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

INVESTORS:

/s/ Irwin Leiber
Irwin Leiber

/s/ Joseph P. Healey
Joseph P. Healey

/s/ Arthur B. Cohen
Arthur B. Cohen

SJ2, LLC

By:	/s/ Michael Mashaal
Name:	Michael Mashaal
Title:	Manager

The Joseph P. Healey 2011 Family Trust

By:	/s/ Joseph L. Dowling
Name:	Joseph L. Dowling
Title:	Trustee

Rockwell Holdings I, LLC

By:	/s/ Matthew Bluhm
Name:	Matthew Bluhm
Title:	Managing Member

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

INVESTORS:

PENSCO TRUST COMPANY LLC, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Jeffrey C. Lightcap

By:	/s/ Cody Alford
Name:	Cody Alford
Title:	Authorized Signor

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Bradford C. Lightcap

By:	/s/ Ira Schwartz
Name:	Ira Schwartz
Title:	Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Brian R. Lightcap

By:	/s/ Ira Schwartz
Name:	Ira Schwartz
Title:	Trustee

Jeffrey C. Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Megan M. Lightcap

By:	/s/ Ira Schwartz
Name:	Ira Schwartz
Title:	Trustee

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

ACKNOWLEDGED AND AGREED:

CareView Communications, Inc., a Texas corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

CareView Operations, LLC

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

[Signature Page to Ninth Amendment to Note and Warrant Purchase Agreement]

Exhibit 7(a)(1)

Form of Allonge No. 2 to 2011 Notes

Exhibit 7(a)(2)

Form of Allonge No. 2 to 2012 Notes

Exhibit 7(b)

Form of Allonge No. 2 to 2014 Supplemental Closing Notes

Exhibit 7(c)

Form of Allonge No. 2 to Fifth Amendment Supplemental Closing Notes

Exhibit 7(d)

Form of Allonge No. 1 to Eighth Amendment Supplemental Closing Notes

Exhibit 7(e)

Form of Second Amendment to Subordination and Intercreditor Agreement